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Exhibit 99.2

EXECUTION COPY

AMENDED AND RESTATED
CREDIT AGREEMENT

        AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 3, 2003, amending the Credit Agreement dated as of November 12, 1999 and amended and restated as of August 9, 2002 (as further amended, the "Credit Agreement"), among GEORGIA GULF CORPORATION (the "Company"), the ELIGIBLE SUBSIDIARIES party thereto, the LENDERS party thereto (the "Lenders") and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent").

W I T N E S S E T H:

        WHEREAS, the Company and the Lenders wish to amend the Credit Agreement to provide for Tranche D commitments and term loans, the proceeds of which will be used to prepay all outstanding Tranche C term loans and to prepay a portion of the Company's outstanding senior subordinated notes, and to make related and certain other changes, in each case as more fully set forth below, and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

        SECTION 2. Amendment of Section 1.01. (a) Section 1.01 is amended to delete the definitions of "Accepting Tranche C Lender", "Deferred Tranche C Unscheduled Prepayment Date", "Tranche C Borrowing Prepayment Notice" and "Tranche C Borrowing Unscheduled Prepayment", and to add in appropriate alphabetical order the following definitions:

        "Accepting Tranche D Lender" has the meaning set forth in Section 2.10(h)(iii).

        "Deferred Tranche D Unscheduled Prepayment Date" has the meaning set forth in Section 2.10(h).

        "Replacement Senior Unsecured Indebtedness" means the 71/8% Notes due December 15, 2013 issued pursuant to the Indenture dated as of December 3, 2003 between the Company and SunTrust Bank, as Trustee, the net proceeds of which shall be applied to the prepayment of the Subordinated Debt.

        "Tranche D Borrowing Prepayment Notice" has the meaning set forth in Section 2.10(h).

        "Tranche D Borrowing Unscheduled Prepayment" has the meaning set forth in Section 2.10(h).

        "Tranche D Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche D Term Loan hereunder on the 2003 Amendment and Restatement Date, expressed as an amount representing the maximum principal amount of the Tranche D Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Tranche D Commitment is set forth on Schedule 2.01 under the heading "Tranche D Commitment", or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche D Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche D Commitments is $200,000,000.

        "Tranche D Lender" means a Lender with a Tranche D Commitment or an outstanding Tranche D Term Loan.

        "Tranche D Maturity Date" means December 2, 2010.

        "Tranche D Term Loan" means a Loan made pursuant to the third sentence of Section 2.01.

        "2003 Amendment and Restatement Date" means the date on which the Amended and Restated Credit Agreement dated as of December 3, 2003 among the parties hereto became effective.

        (b)   Clause (c) of the definition of "Applicable Rate" in Section 1.01 is amended to replace "Tranche C Term Loan" with "Tranche D Term Loan", and clause (a) of the definition of "Applicable Rate" is amended to read in its entirety as follows:

  (a)    with respect to any Tranche D Term Loan, (i) 1.50% per annum, in the case of an ABR Loan, or (ii) 2.50% per annum, in the case of a Eurodollar Loan, provided that each such rate shall be reduced by 0.25% per annum when the Leverage Ratio as of the most recent determination date is less than 3.5:1 and by an additional 0.25% (for a total reduction of 0.50%) per annum when the Leverage Ratio as of the most recent determination date is less than or equal to 3.0:1,

        (c)   The definition of "Class" in Section 1.01 is amended to replace ", or Tranche C Term Loans" with "or Tranche D Term Loans", and to replace "or Tranche C Commitment" with "or Tranche D Commitment".

        (d)   The definition of "Commitment" in Section 1.01 is amended to replace ", Tranche B Commitment or Tranche C Commitment" with ", Tranche C Commitment or Tranche D Commitment".

        (e)   The definition of "Excess Cash Flow" in Section 1.01 is amended to replace, in clause (i), "Tranche C Term Loans" with "Tranche C Term Loans or Tranche D Term Loans".

        (f)    Clause (c) of the definition of "Prepayment Event" in Section 1.01 is amended to read in its entirety as follows:

  (c)    the issuance by the Company or any Subsidiary of any Equity Interests, or the receipt by the Company or any Subsidiary of any capital contribution (other than (i) any such issuance of Equity Interests to, or receipt of any such capital contribution from, the Company or a Subsidiary and (ii) stock options granted from time to time to employees of the Company or any Subsidiary and common stock of the Company issued upon exercise thereof, in an aggregate amount not to exceed $15,000,000), but only to the extent that the Net Proceeds therefrom have not been applied to fund a Permitted Acquisition within 180 days after the receipt of such Net Proceeds; or

        (g)   The last sentence of the definition of "Revolving Commitment" in Section 1.01 is amended to read in its entirety as follows:

  The aggregate amount of the Lenders' Revolving Commitments as of the 2003 Amendment and Restatement Date is $120,000,000.

        (h)   The definition of "Term Loans" in Section 1.01 is amended to replace "and Tranche C Term Loans" with ", Tranche C Term Loans and Tranche D Term Loans".

        SECTION 3. Amendment of Section 2.01. Section 2.01 is amended to add as the new third sentence thereof the following:

  Subject to the terms and conditions set forth herein, each Lender agrees to make Tranche D Term Loans to the Borrowers on the 2003 Amendment and Restatement Date in an aggregate principal amount equal to its Tranche D Commitment.

        SECTION 4. Amendment of Section 2.02. Section 2.02(d) is amended to replace "or Tranche C Maturity Date" with ", Tranche C Maturity Date or Tranche D Maturity Date".

        SECTION 5. Amendment of Section 2.03. Clause (i) of Section 2.03 is amended to replace "or Tranche C Term Borrowing" with ", Tranche C Term Borrowing or Tranche D Term Borrowing".

        SECTION 6. Amendment of Section 2.07. Section 2.07(a) is amended to add the following sentence at the end thereof:

  The Tranche D Commitments shall terminate at 5:00 p.m., New York City time, on the 2003 Amendment and Restatement Date.

        SECTION 7. Amendment of Section 2.09. Paragraphs (b) through (e) of Section 2.09 are amended to read in their entirety as follows:

          (b)   Subject to adjustment pursuant to paragraph (d) of this Section, on each date set forth below, each Borrower shall repay its ratable share of an aggregate principal amount of the Tranche D Term Borrowings equal to the amount set forth below opposite such date.

Date	Amount
December 31, 2003	$200,000
March 31, 2004	$200,000
June 30, 2004	$200,000
September 30, 2004	$200,000
December 31, 2004	$200,000
March 31, 2005	$200,000
June 30, 2005	$200,000
September 30, 2005	$200,000
December 31, 2005	$200,000
March 31, 2006	$200,000
June 30, 2006	$200,000
September 30, 2006	$200,000
December 31, 2006	$200,000
March 31, 2007	$200,000
June 30, 2007	$200,000
September 30, 2007	$200,000
December 31, 2007	$200,000
March 31, 2008	$200,000
June 30, 2008	$200,000
September 30, 2008	$200,000
December 31, 2008	$200,000
March 31, 2009	$200,000
June 30, 2009	$200,000
September 30, 2009	$200,000
December 31, 2009	$200,000
March 31, 2010	$48,750,000
June 30, 2010	$48,750,000
September 30, 2010	$48,750,000
December 2, 2010	$48,750,000

          (c)   To the extent not previously paid, all Tranche D Term Loans shall be due and payable on the Tranche D Maturity Date.

          (d)   Any mandatory or optional prepayment of a Tranche D Term Borrowing shall be applied to reduce ratably the subsequent scheduled repayments of the Tranche D Term Borrowings to be made pursuant to this Section. If the initial aggregate amount of the Lenders' Tranche D Term Commitments exceeds the aggregate principal amount of Tranche D Term Loans that are made on the 2003 Amendment and Restatement Date, then the scheduled repayments of Tranche D Term Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess.

          (e)   Prior to any repayment of any Tranche D Term Borrowings hereunder, the Company shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of

  Tranche D Term Borrowings shall be applied to repay any outstanding ABR Term Borrowings before any other Borrowings. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Tranche D Term Borrowings shall be accompanied by accrued interest on the amount repaid.

        SECTION 8. Amendment of Section 2.10. Paragraphs (f) and (h) of Section 2.10 are amended to read in their entirety as follows:

          (f)    Prior to any optional or mandatory prepayment of Borrowings hereunder, the Company shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (g) of this Section; provided that each prepayment of Borrowings of any Class shall be applied to prepay ABR Borrowings of such Class before any other Borrowings of such Class. The amount of any mandatory or optional prepayment of Term Borrowings hereunder shall be applied to reduce pro rata the amount of the subsequent scheduled repayments of such Term Borrowings pursuant to paragraph (b) of Section 2.09 (subject to the right of the Tranche D Lenders to decline such prepayment until the Revolving Borrowings have been repaid in full in accordance with paragraph (h) of this Section).

          (h)   So long as, but only to the extent that, any Revolving Borrowings are outstanding, each mandatory and optional prepayment of the Tranche D Term Borrowings shall be subject to the following clauses (i) through (iii):

              (i)  At least three Business Days prior to any date (an "Unscheduled Prepayment Date") on which any mandatory or optional prepayment of the Tranche D Term Borrowings (the amount thereof which is not in excess of the aggregate outstanding principal amount of Revolving Borrowings, a "Tranche D Borrowing Unscheduled Prepayment") would, but for the provisions of this paragraph (h), otherwise be made pursuant to this Section 2.10, the Company shall deliver a notice (a "Company Tranche D Prepayment Notice") to the Administrative Agent, which notice shall (x) indicate the intention of the Company (or the relevant Borrower, if other than the Company) to make a Tranche D Borrowing Unscheduled Prepayment, (y) the amount of such Tranche D Borrowing Unscheduled Prepayment and (z) contain an offer to prepay on a specified date (each such date, a "Deferred Tranche D Unscheduled Prepayment Date"), which shall be the tenth Business Day after the date of the Company Tranche D Prepayment Notice, the Tranche D Term Loans of each Tranche D Lender by an aggregate principal amount equal to such Tranche D Lender's ratable share of such Tranche D Borrowing Unscheduled Prepayment (determined by reference to the outstanding principal amount of such Lender's Tranche D Term Loans as a proportion of the aggregate outstanding principal amount of the Tranche D Term Loans of all of the Tranche D Lenders). Each such Company Tranche D Prepayment Notice shall be given by telecopy, confirmed hand delivery or overnight courier service, in each case addressed to the Administrative Agent as provided in Section 10.01. Upon receipt of any Company Tranche D Prepayment Notice, the Administrative Agent shall promptly deliver a notice conforming to the requirements of paragraph (h)(ii) (a "Tranche D Borrowing Prepayment Notice") to each Tranche D Lender, and such Tranche D Borrowing Unscheduled Prepayment shall not occur on such Unscheduled Prepayment Date, but shall instead be deferred as provided in subclause (z) of this Section 2.10(h)(i);

             (ii)  Each Tranche D Borrowing Prepayment Notice shall be in writing, shall refer to this Section 2.10 and shall (w) notify each Tranche D Lenders of the contents and the date of the Company Tranche D Prepayment Notice, (x) set forth the prepayment amount that the applicable Tranche D Lender will be entitled to receive if it accepts prepayment of its Tranche D Term Loans in accordance with this paragraph, (y) request such Tranche D Lender to notify the Company, each relevant Borrower (if other than the Company) and the Administrative Agent in writing, no later than the third Business Day prior to the Deferred Tranche D Unscheduled Prepayment Date, of such Tranche D Lender's acceptance or rejection (in each case, in whole and not in part) of such offer of prepayment and (z) inform such Tranche D Lender that the failure by such Tranche D Lender to reject such offer in writing on or before the third Business Day prior to such Deferred Tranche D Unscheduled Prepayment Date shall be deemed an acceptance of such prepayment offer;

            (iii)  On each Deferred Tranche D Unscheduled Prepayment Date, each relevant Borrower shall pay to the Administrative Agent an amount equal to the amount that would otherwise have been payable by such Borrower pursuant to paragraph (a), (b) or (c) of this Section on the related Unscheduled Prepayment Date but for the provisions of this paragraph (h). Of such amount, the Administrative Agent shall apply to the prepayment of the outstanding Tranche D Term Loans of each of the Tranche D Lenders that shall have accepted (or been deemed to have accepted) prepayment (each, an "Accepting Tranche D Lender") its ratable share (allocated pro rata among all Tranche D Lenders based on the aggregate outstanding principal amount of the Tranche D Term Loans of all of the Tranche D Lenders) of the amount so paid by the Borrowers, and shall apply the balance of the amount so paid by the Borrowers to the ratable prepayment of the then outstanding Revolving Loans. Any such prepayment of Revolving Loans shall not give rise to a corresponding reduction of the Revolving Commitments.

        SECTION 9. Amendment of Section 5.07. The last sentence of Section 5.07(a) is amended to replace "$2,500,000" with "$4,000,000", "$2,000,000" with "$3,500,000" and "seven" with "90". The last sentence of Section 5.07(b) is amended to insert "material" before "modification".

        SECTION 10. Amendment of Section 5.11. Section 5.11 is amended to add as the new fourth sentence thereof the following:

  The proceeds of the Tranche D Term Loans will be used only for the payment of amounts required to refinance the Tranche C Term Loans and the Subordinated Debt (including related fees and expenses), provided that any balance of the proceeds of the Tranche D Term Loans remaining after such payments and the application of the proceeds of the Replacement Senior Unsecured Indebtedness to the prepayment of the Subordinated Debt will be used to prepay Revolving Loans (without reducing the Revolving Commitments) or, if no Revolving Loans are outstanding, used by the Company for general corporate purposes.

        SECTION 11. Amendment of Section 6.01. Clause (ii) of Section 6.01(a) is amended to read in its entirety as follows:

  (ii)    Subordinated Debt and any Replacement Subordinated Indebtedness or Replacement Senior Unsecured Indebtedness;

        SECTION 12. Amendment of Section 6.14. Section 6.14 is amended to add as the new final paragraph thereof the following:

  For purposes of this Section 6.14, "Capital Expenditures" shall not include expenditures otherwise permitted under this Agreement to purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit.

        SECTION 13. Amendment of Section 10.02. (a) Clause (ix) of the first proviso to the first sentence of Section 10.02(b) is amended to read in its entirety as follows:

  (ix)    change the rights of the Tranche D Lenders to decline mandatory or optional prepayments as provided in Section 2.10, without the written consent of Tranche D Lenders holding a majority of the outstanding Tranche D Loans,

          (b)   Clause (B) of the third proviso to the first sentence of Section 10.02(b) is amended to read in its entirety as follows:

      (B)    any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche

      D Lenders) or the Tranche D Lenders (but not the Revolving Lenders) may be effected by an agreement or agreements in writing entered into by the Company and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time.

        SECTION 14. Amendment Section 10.12. Section 10.12 is amended to add the following sentence at the end thereof:

  Notwithstanding anything herein to the contrary, "Information" shall not include, and the Borrower, the other Loan Parties, the Administrative Agent, each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of each of the foregoing and their Affiliates) may disclose to any and all Persons, without limitation of any kind, (a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other Person named herein, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and (b) all materials of any kind (including opinions or other tax analyses) related to such tax treatment or facts that are provided to any of the Persons referred to above.

        SECTION 15. Increase in Revolving Commitments; Amendment of Schedule 2.01. Immediately after giving effect to the other amendments contained in this Amended and Restated Credit Agreement, the aggregate amount of the Revolving Commitments is increased on and as of the 2003 Amendment and Restatement Date by $20,000,000 to $120,000,000, and each Revolving Lender's Revolving Commitment on and as of the 2003 Amendment and Restatement Date is the amount set forth opposite its name under the heading "Revolving Commitments" on Schedule 2.01, which is amended to read in its entirety as set forth in the attached Schedule 2.01.

        SECTION 16. Representations of Company. The Company represents and warrants that after giving effect to the foregoing provisions of this Amended and Restated Credit Agreement (i) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 4.02 on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

        SECTION 17. GOVERNING LAW. THIS AMENDED AND RESTATED CREDIT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SECTION 18. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the following conditions is satisfied:

          (a)   The Administrative Agent shall have received, from each of (x) the Company, (y) Lenders having Revolving Exposures, Tranche C Term Loans and unused Revolving Commitments representing at least 51% of the sum of the total Revolving Exposures, outstanding Tranche C Term Loans and unused Revolving Commitments and (z) the Tranche D Lenders, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

          (b)   The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Jones Day, counsel for the Loan Parties, substantially in the form of Exhibit B to the Credit Agreement, with such changes and modifications as are acceptable to the Administrative Agent and its counsel. The Company hereby requests Jones Day to deliver such opinion.

          (c)   The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, and any other legal matters relating to the Loan Parties or the Loan Documents, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d)   The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

          (e)   The Administrative Agent shall have received all amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          (f)    The Administrative Agent shall have received evidence satisfactory to it that the Company shall have (i) received gross cash proceeds of not less than $100,000,000 from the issuance of the Replacement Senior Unsecured Indebtedness and (ii) applied the net proceeds of such issuance to the prepayment of the Subordinated Debt (or, in each case, shall have made arrangements satisfactory to the Administrative Agent to do so).

          (g)   The Administrative Agent shall have received such evidence as it may reasonably require that all Tranche C Loans (together with all interest therein and fees in respect thereof) have been prepaid (or that arrangements satisfactory to the Administrative Agent have been made to do so).

        The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

        Notwithstanding the foregoing, in connection with the making of any Tranche D Term Loan, by delivering written notice to the Administrative Agent at least three Business Days prior to the Amendment Effective Date, any Lender of Tranche C Term Loans may elect to convert all or part of the outstanding principal amount of such Lender's Tranche C Term Loans into a principal amount of Tranche D Term Loans hereunder equal to the principal amount so converted. On the Amendment Effective Date, such Tranche C Term Loans shall be converted for all purposes of this Agreement into Tranche D Terms Loans and the Administrative Agent shall record in the Register the aggregate amount of Tranche C Term Loans converted into Tranche D Term Loans. Any written notice to the Administrative Agent delivered by an applicable Lender pursuant to this Section shall specify the principal amount of Tranche C Term Loans held by such Lender that are to be converted into Tranche D Term Loans.

        IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.

GEORGIA GULF CORPORATION
By:	/s/ JAMES T. MATTHEWS
Name: James T. Matthews Title:
GEORGIA GULF CHEMICALS & VINYLS, LLC
By:	/s/ JOEL I. BEERMAN
Name: Joel I. Beerman Title: Vice President
GEORGIA GULF LAKE CHARLES, LLC
By:	/s/ JOEL I. BEERMAN
Name: Joel I. Beerman Title: Vice President
REVOLVING LENDERS
JPMORGAN CHASE BANK
By:	/s/ PETER A. DEDOUSIS
Name: Peter A. Dedousis Title: Managing Director
BANK OF AMERICA, N.A.
By:	Wendy J. Gorman
Name: Wendy J. Gorman Title: Managing Director
THE BANK OF NEW YORK
By:

Name: Title:
BANK OF TOKYO-MITSUBISHI TRUST COMPANY
By:	/s/ LINDA TAM
Name: Linda Tam Title: Vice President
THE BANK OF NOVA SCOTIA
By:

Name: Title:
CIT GROUP EQUIPMENT FINANCING INC.
By:	/s/ MICHAEL J. MISULONAS
Name: Michael J. Misulonas Title: Senior Credit Analyst

IKB DEUTSCHE INDUSTRIEBANK AG, LUXEMBOURG BRANCH
By:

Name: Title:
MITSUBISHI TRUST & BANKING CORPORATION
	By:	/s/ TATSUHISA TESHIMA
Name: Tatsuhisa Teshima Title: Deputy General Manager
MIZUHO CORPORATE BANK, LTD.
By:

Name: Title:
SUNTRUST BANKS ATLANTA
	By:	/s/ KELLY GUNTER
Name: Kelly Gunter Title: VP
WACHOVIA BANK, N.A.
	By:	/s/ BARBARA VANMEERTEN
Name: Barbara VanMeerten Title: Director
WASHINGTON MUTUAL BANK
By:

Name: Title:
NAME OF LENDER:

By:

Name: Title:
NAME OF LENDER:

By:

Name: Title:

TRANCHE C LENDERS
AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. as Sub-Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
AMMC CDO I, Limited
By:	American Money Management Corp., as Collateral Manager
By:	/s/ DAVID P. MEYER
Name: David P. Meyer Title: Vice President
AMMC CDO II, Limited
By:	Amercian Money Management Corp., as Collateral Manager
By:	/s/ DAVID P. MEYER
Name: David P. Meyer Title: Vice President
ADDISON CDO, LIMITED
By:	/s/
Name: Title:
AERIES II FINANCE LTD.
By:	/s/
Name: Title:
AMARA-1 FINANCE LTD.
By:	INVESCO Senior Secured Management, Inc. as Financial Manager
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
AMARA-2 FINANCE LTD.
By:	INVESCO Senior Secured Management, Inc. as Financial Manager
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
ARCHIMEDES FUNDING III, LTD.
By:

Name: Title:

ARCHIMEDES FUNDING IV, LTD.
By:

Name: Title:
ATHENA CDO, LIMITED
By:

Name: Title:
AVALON CAPITAL LTD.
By:	INVESCO Senior Secured Management, Inc. as Portfolio Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
AVALON CAPITAL LTD. II
By:	INVESCO Senior Secured Management, Inc. as Portfolio Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
BIG SKY SENIOR LOAN FUND, LTD.
By:	Easton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
BILL & MELINDA GATES FOUNDATION
By:	David L. Babson & Company Inc., as Investment Adviser
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
BRYN MAWR CLO, LTD.
By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President
C-SQUARED CDO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager
By:	/s/ JONATHAN R. INSULL
Name: Jonathan R. Insull Title: Managing Director

CAPTIVA III FINANCE, LTD.
By:

Name: Title:
CAPTIVA IV FINANCE LTD.
By:

Name: Title:
CARLYLE HIGH YIELD PARTNERS, L.P
By:

Name: Title:
CASTLE HILL I-INGOTS, LTD.
Sankaty Advisors, LLC as Collateral Manager for Castle Hill I-INGOTS, Ltd., as Term Lender
By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager
CASTLE HILL II-INGOTS, LTD.
Sankaty Advisors, LLC as Collateral Manager for Castle Hill II-INGOTS, Ltd., as Term Lender
By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager
CASTLE HILL III CLO, LTD.
Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Ltd., as Term Lender
By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager
CATALINA CDO LTD.
By:

Name: Title:
CERES II FINANCE LTD.
By:

Name: Title:

CHANCELLOR/TRITON CBO, LIMITED
By:	INVESCO Senior Secured Management, Inc. as Collateral Manager
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
CHARTER VIEW PORTFOLIO
By:

Name: Title:
CITADELL HILL 2000 LTD.
By:

Name: Title:
COLUMBUS LOAN FUNDING, LTD.
Travelers Asset Management International Co. LLC
By:	/s/ ROGER A. YEE
Name: Roger A. Yee Title: Vice President
CONSTANTINUS
By:	Eaton Vance CDO V, Ltd., as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
David L. Babson & Company Inc.
In its individual capacity and as Collateral Manager on behalf of the investment funds under its management as listed below.
*	ELC (Cayman) Ltd. 2000-I
*	APEX (IDM) CDO I, Ltd.
*	TRYON CLO Ltd. 2000-1
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
DELANO COMPANY
By:

Name: Title:

DIVERSIFIED CREDIT PORTFOLIO LTD
By:	INVESCO Senior Secured Management, Inc. as Investment Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment Adviser
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
EATON VANCE CDO IV, LTD.
By:	Eaton Vance Management as Investment Adviser
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
EATON VANCE VT FLOATING-RATE INCOME
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
FIDELITY ADVISOR SERIES II HIF
By:	/s/ JOHN H. COSTELLO
Name: John H. Costello Title: Assistant Treasurer
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ ROBERT M. KADLICK
Name: Robert M. Kadlick Title: Duly Authorized Signatory

GRAYSON & CO
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
HARBOUR TOWN FUNDING LLC
By:	/s/ ANN E. MORRIS
Name: Ann E. Morris Title: Assistant Vice President
INVESCO EUROPEAN COD I S. A..
By:	INVESCO Senior Secured Management, Inc. as Collateral Manager
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
JISSEKIKUN FUNDING, LTD.
By:

Name: Title:
JUPITER LOAN FUNDING LLC
By:	/s/ ANN E. MORRIS
Name: Ann E. Morris Title: Assistant Vice President
KZH CRESCENT 2 LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
KZH CRESCENT 3 LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
LIGHTSPEED CLO LTD.
By:	TCW Advisors, Inc., as Agent
By:	/s/ RICHARD F. KURTH
Name: Richard F. Kurth Title: Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name: Jonathan R. Insull Title: Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By:	David I. Babson & Company under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager.
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy Title: Managing Director
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy Title: Managing Director
METROPOLITAN LIFE INSURANCE CO.
By:

Name: Title:
MONUMENT CAPITAL LTD., AS ASSIGNEE
By:	Alliance Capital Management L. P., as Investment Manager
By:	Alliance Capital Management Corporation, as General Partner
By:	/s/ JOEL SEREBRANSKY
Name: Joel Serebransky Title: Senior Vice President
MOUNTAIN CAPITAL CLO II LTD.
By:	/s/ DARREN P. RILEY
Name: Darren P. Riley Title: Director
NEW ALLIANCE GLOBAL CDO, LIMITED
By:	Alliance Capital Management L. P., as Sub-advisor
By:	Alliance Capital Management Corporation, as General Partner
By:	/s/ JOEL SEREBRANSKY
Name: Joel Serebransky Title: Senior Vice President
NORSE CBO, LTD.
By:

Name: Title:

OAK HILL CREDIT PARTNERS I, LIMITED
By:	Oak Hill CLO Management I, LLC as Investment Manager
By:	/s/ SCOTT D. KRASE
Name: Scott D. Krase Title: Authorized Signatory
OAK HILL CREDIT PARTNERS II, LIMITED
By:	Oak Hill CLO Management II, LLC as Investment Manager
By:	/s/ SCOTT D. KRASE
Name: Scott D. Krase Title: Authorized Signatory
OASIS COLLATER. HIGH INCOME PORT.-1
By:	INVESCO Senior Secured Management, Inc. as Sub-Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
OLYMPIC FUNDING TRUST SERIES 1999-1
By	/s/ ANN E. MORRIS
Name: Ann E. Morris Title: Authorized Signatory
OXFORD STRATEGIC INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
ROSEMONT CLO, LTD.
By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President
ROYALTON COMPANY
By:

Name: Title:
SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED, AS TERM LENDER
By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SEQUILS I, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ RICHARD F. KURTH
Name: Richard F. Kurth Title: Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name: Jonathan R. Insull Title: Managing Director
SEQUILS IV, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ RICHARD F. KURTH
Name: Richard F. Kurth Title: Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name: Jonathan R. Insull Title: Managing Director
SEQUILS-CUMBERLAND I, LTD.
By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President
SEQUILS-LIBERTY, LTD.
By:	INVESCO Senior Secured Management, Inc. as Collateral Manager
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
SEQUILS-MAGNUM, LTD.
By:

Name: Title:
SAN JOAQUIN CDO I LIMITED
By:

Name: Title:
SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. as Asset Manager
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President
SIMSBURY CLO, LIMITED
By:	David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
STANWICH LOAN FUNDING LLC
By:	/s/ ANN E. MORRIS
Name: Ann E. Morris Title: Assitant Vice President
SUFFIELD CLO, LIMITED
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ RICHARD F. KRUTH
Name: Richard F. Kruth Title: Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name: Jonathan R. Insull Title: Managing Director
THE TRAVELERS INSURANCE COMPANY
By:	/s/ ALLEN CANTRELL
Name: Allen Cantrell Title: Investment Officer
TORONTO DOMINION (NEW YORK), INC.
By:	/s/ MICHELLE MANNING
Name: Michelle Manning Title: Vice President
TRAVELERS CORPORATION
By:

Name: Title:

WINGED FOOT FUNDING TRUST
	By:	/s/ ANN E. MORRIS
Name: Ann E. Morris Title: Authorized Agent
WRIGLEY CDO, LTD.
	By:	/s/ PETER A. DEDOUSIS
Name: Peter A. Dedousis Title: Managing Director
NAME OF LENDER:	CITIGROUP INVESTMENT CORPORATE LOAN FUND
Travelers Asset Management International Co. LLC
	By:	/s/ ROGER A. YEE
Name: Roger A. Yee Title: Vice President
NAME OF LENDER:

By:

Name: Title:
NAME OF LENDER:

By:

Name: Title:

TRANCHE D LENDERS
JPMORGAN CHASE BANK
By:

Name: Title:
APEX (IDM) CDO I, LTD.
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
BANK OF TOKYO-MITSUBISHI TRUST COMPANY
By:	/s/ LINDA TAM
Name: Linda Tam Title: Vice President
BILL AND MELINDA GATES FOUNDATION
By:	David L. Babson & Company Inc. as Investment Advisor
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
CERES II FINANCE LTD.
By:	Patriarch Partners IX, LLC, its Managing Agent
By:	/s/ LYNN TILTON
Name: Lynn Tilton Title: Manager
ELC (CAYMAN) LTD. 2001-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ JANET K. WILLIAMS
Name: Janet K. Williams Title: Duly Authorized Signatory
KZH CRESCENT 2 LLC
By:	/s/ SUSAN LEE
Name: Susan Lee Title: Authorized Agent

KZH CRESCENT 3 LLC
By:	/s/ SUSAN LEE
Name: Susan Lee Title: Authorized Agent
MAPLEWOOD (CAYMAN) LIMITED
By:	David L. Babson & Company Inc. under Delegated Authority from Massachusetts Mutual Life Insurance Company as Investment Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Advisor
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
SIMSBURY CLO, LIMITED
By:	David L. Babson & Company under Delegated Authority from Massachusetts Mutual Life Insurance Company as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
STANWICH LOAN FUNDING LLC
By:	/s/ KELLY W. WARNEMENT
Name: Kelly W. Warnement Title: Vice President
SUFFIELD CLO, LIMITED
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy Title: Managing Director
TORONTO DOMINION (NEW YORK), INC.
By:	/s/ MICHELLE MANNING
Name: Michelle Manning Title: Vice President

TYRON CLO LTD. 2000-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director

Schedule 2.01
Commitment Schedule1

Lender	Revolving Commitments	Tranche D Commitments
JPMorgan Chase Bank	$19,230,769.24	$170,046,688.18
Bank of America, N.A.	$19,230,769.23	$0
Mizuho Corporate Bank, Ltd.	$22,307,692.30	$0
Wachovia Bank, N.A.	$15,384,615.38	$0
The Bank of Nova Scotia	$6,923,076.92	$0
Bank of Tokyo-Mitsubishi Trust Company	$6,923,076.92	$1,000,000.00
SunTrust Bank, Atlanta	$6,923,076.92	$0
Washington Mutual Bank, FA	$6,153,846.15	$0
The Bank of New York	$4,615,384.62	$0
IKB Deutsche Industriebank AG Luxembourg Branch	$4,615,384.62	$0
The Mitsubishi Trust and Banking Corporation	$4,615,384.62	$0
The CIT Group/Equipment Financing, Inc.	$3,076,923.08	$0
General Electric Capital Corporation	$0	$12,000,000.00
Toronto Dominion (New York), Inc.	$0	$1,400,000.00
KZH Crescent -2 LLC	$0	$2,500,000.00
KZH Crescent -3 LLC	$0	$1,500,000.00
Stanwich Loan Funding LLC	$0	$1,400,000.00
Apex (IDM) CDO I, Ltd.	$0	$1,001,200.97
Bill and Melinda Gates Foundation	$0	$615,318.74
ELC (Cayman) Ltd. 2000-1	$0	$691,305.43
Maplewood (Cayman) Limited	$0	$2,307,445.31
Massachusetts Mutual Life Insurance Company	$0	$461,489.06
Simsbury CLO, Limited	$0	$546,950.00
Suffield CLO, Limited	$0	$1,538,296.88
Tryon CLO, Ltd. 2000-1	$0	$691,305.43
Ceres II Finance Ltd.	$0	$2,300,000.00
TOTAL	$120,000,000.00	$200,000,000.00

(1)
The Tranche A Commitments, Tranche B Commitments and Tranche C Commitments have terminated.

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AMENDED AND RESTATED CREDIT AGREEMENT